  Registration No. 333-111662
497(e)

  AIG Series Trust

  2010 High Watermark Fund

  2015 High Watermark Fund

  2020 High Watermark Fund

  Class I Shares

Supplement dated May 3, 2007 to Prospectus dated February 28, 2007.

The fee table on page 9 of the Prospectus is hereby deleted and replaced with the following:

	2010 High Watermark Fund		2015 High Watermark Fund		2020 High Watermark Fund
	Class I(3)		Class I(3)		Class I(3)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase cost or the current market value of the redeemed shares)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None
Exchange Fee	None		None		None
Maximum Account Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from the Fund assets)
Management Fees(1)	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	None		None		None
Other Expenses(2)	1.01%		1.01%		1.18%
Total Annual Fund Operating Expenses	1.66%		1.66%		1.83%
Expense Reimbursement	0.48%		0.48%		0.65%
Net Expenses	1.18	%(4)	1.18	%(4)	1.18	%(4)

(1)  If the Fund becomes completely and irreversibly invested in fixed income securities, the Management Fees will be 0.40% for the remainder of the Investment Period.

(2)  The fee of 0.35% paid to PGF under the Master Agreement is included in Other Expenses. Since this fee rate is specific to the terms of the Master Agreement, if the Master Agreement was terminated and AIG Series Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

(3)  Class I shares are offered to certain group plans including, but not limited to, employee retirement plans. See page 18 for more information regarding Class I shares.

(4)  Pursuant to an Expense Limitation Agreement, AIG SunAmerica Asset Management Corp. ("AIG SunAmerica" or the "Adviser") is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Fund	Class I

2010 High Watermark Fund	1.18%
2015 High Watermark Fund	1.18%
2020 High Watermark Fund	1.18%

  These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board of Trustees (the "Board"), including a majority of the trustees who are not deemed to be "interested persons" of the Trust, as defined under section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees").